UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Summit Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40466	98-1574360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit 1101, 11th Floor 1 Lyndhurst Tower, 1 Lyndhurst Terrace Central, Hong Kong		N/A
(Address of principal executive offices)		(Zip Code)

852-9162-5199

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SMIHU	Nasdaq Capital Market
Class A ordinary shares included as part of the units	SMIH	Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SMIHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 8, 2021, the Registration Statement on Form S-1 (File No. 333-255722) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Summit Healthcare Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On June 11, 2021, the Company consummated the IPO of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $200,000,000. The Company granted the underwriters of the IPO a 45-day option to purchase up to an additional 3,000,000 Units. Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated June 8, 2021, between the Company and BofA Securities, Inc., as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•

a Warrant Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

a Private Placement Warrants Purchase Agreement, dated June 8, 2021 between the Company and Summit Healthcare Acquisition Sponsor LLC (the “Sponsor”), pursuant to which the Sponsor purchased 6,000,000 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

an Investment Management Trust Agreement, dated June 8, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Shareholder Rights Agreement, dated June 8, 2021, among the Company, the Sponsor and certain shareholders of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for such other equity holders, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon and following consummation of our initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated June 8, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any equity of the Company held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

an Administrative Services Agreement, dated June 8, 2021, between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $10,000 per month until the earlier of the Company’s initial business combination or liquidation;

•

a Forward Purchase Agreement, dated April 30, 2021, between the Company, the sponsor and Snow Lake Capital (HK) Limited, providing for the purchase of an aggregate of 2,000,000 Class A ordinary shares, plus an aggregate of 500,000 redeemable warrants to purchase one Class A ordinary share at $11.50 per share, for an aggregate purchase price of $20,000,000 or $10.00 per Class A ordinary share, in a private placement to close concurrently with the closing of the Company’s initial business combination. As an inducement to enter into these agreements, the Sponsor transferred an aggregate of 250,000 Class B ordinary shares to Snow Lake Capital (HK) Limited, for no cash consideration; and

•

a Forward Purchase Agreement, dated April 30, 2021, between the Company, the sponsor and The Valliance Fund, providing for the purchase of an aggregate of 1,000,000 Class A ordinary shares, plus an aggregate of 250,000 redeemable warrants to purchase one Class A ordinary share at $11.50 per share, for an aggregate purchase price of $10,000,000 or $10.00 per Class A ordinary share, in a private placement to close concurrently with the closing of the Company’s initial business combination. As an inducement to enter into these agreements, the Sponsor transferred an aggregate of 125,000 Class B ordinary shares to The Valliance Fund, for no cash consideration.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 6,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, to the Sponsor, generating total proceeds of $ 6,000,000 (the “Private Placement”). The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption (except in certain circumstances when the Public Warrants are called for redemption and a certain price per Class A Ordinary Share threshold is met) and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03. Amendments to Memorandum and Articles of Association.

On June 8, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated June 8, 2021, by and between the Company and BofA Securities, Inc.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated June 8, 2021, between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement, dated June 8, 2021, between the Company and Summit Healthcare Acquisition Sponsor LLC

10.2	Investment Management Trust Agreement, dated June 8, 2021, between Continental Stock Transfer & Trust Company and the Company

10.3	Registration and Shareholder Rights Agreement, dated June 8, 2021, among the Company, Summit Healthcare Acquisition Sponsor LLC and the other holders party thereto

10.4	Letter Agreement, dated June 8, 2021, among the Company, and Summit Healthcare Acquisition Sponsor LLC and each director and executive officer of the Company

10.5	Administrative Services Agreement, dated June 8, 2021, between the Company and Summit Healthcare Acquisition Sponsor LLC

10.6	Forward Purchase Agreement, dated April 30, 2021, between the Registrant, Summit Healthcare Acquisition Sponsor LLC and Snow Lake Capital (HK) Limited

10.7	Forward Purchase Agreement, dated April 30, 2021, between the Registrant, Summit Healthcare Acquisition Sponsor LLC and The Valliance Fund

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

SUMMIT HEALTHCARE ACQUISITION CORP.

/s/ Bo Tan
Name:	Bo Tan
Title:	Chief Executive Officer, Co-Chief Investment Officer and Director